UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

ANAPTYSBIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 362-6295

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on November 20, 2025, AnaptysBio, Inc. (the “Company”) filed a Verified Complaint in Delaware Court of Chancery (the “Court”), requesting a court declaration that TESARO, Inc. (“Tesaro”) has materially breached the parties’ Collaboration and Exclusive License Agreement (“Collaboration Agreement”) and that GlaxoSmithKline (together with Tesaro and TESARO Development, Ltd., the “Defendants”), Tesaro’s corporate parent, has tortiously interfered with the Collaboration Agreement. The litigation was subsequently consolidated with a case filed against the Company by Tesaro and TESARO Development, Ltd., and captioned In re Tesaro, Inc. Litigation, C.A. No. 2025-1357-KSJM.

The trial of the consolidated litigation was held July 14-17, 2026. Following the trial, on July 28, 2026, the Company, and the Defendants, submitted a Joint Stipulation and Proposed Order (the “Stipulation”) with the Court to propose a schedule governing the post-trial briefing. On July 28, 2026, the Court granted the Stipulation.

Pursuant to the Stipulation, (i) the Company will file its opening post-trial brief on or before August 21, 2026, (ii) the Defendants will file their answering post-trial brief on or before September 25, 2026, (iii) the Company will file its reply post-trial brief on or before October 9, 2026, and (iv) post-trial argument will be held on October 20, 2026.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAPTYSBIO, INC.

Date:	July 30, 2026	By:	/s/ Christopher M. Murphy
Christopher M. Murphy Chief Financial Officer